                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported):  October 16, 2003



                         REGIONS FINANCIAL CORPORATION
                         -----------------------------
             (Exact name of registrant as specified in its charter)




    Delaware                        0-6159                  63-0589368
----------------                 -------------         ------------------
(State or other                  (Commission               (IRS Employer
jurisdiction of                  File Number)              Identification No.)
incorporation)


      417 North 20th Street, Birmingham, Alabama          35203
     --------------------------------------------      -----------
       (Address of principal executive offices)        (Zip code)


                                (205) 944-1300
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits. The exhibit listed in the exhibit index is furnished pursuant to Item 9 and Item 12 and should not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934.


ITEM 9.   REGULATION FD DISCLOSURE

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         In accordance with general instructions B.2. and B.6. of Form 8-K, the following information is furnished and shall not be deemed filed for purposes of
Section 18 of the Securities Exchange Act of 1934.

         On October 16, 2003, the registrant Regions Financial Corporation issued a press release reporting on its results of operations for the quarter ended September 30, 2003. The press release is included in this report as exhibit 99.1.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 REGIONS FINANCIAL CORPORATION
                                        (Registrant)



                                 By: /s/ Ronald C. Jackson


                                      Ronald C. Jackson
                                      Senior Vice President and Comptroller


Date:  October 16, 2003

                               INDEX TO EXHIBITS

                                                                   Sequential
   Exhibit                                                         Page No.
   -------                                                         ----------


    99.1       Press release dated October 16, 2003.